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                                   MCSi, INC.
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT

                                   ----------

                                AMENDMENT NO. 14
                                   DATED AS OF
                                December 20, 2001
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998

                                   ----------

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

                                                               EXECUTION VERSION
                                AMENDMENT NO. 14
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 14 TO AMENDED AND RESTATED CREDIT AGREEMENT, is dated as of December 20, 2001 ("THIS AMENDMENT") by and among:

          (i) MCSi, INC., a Maryland corporation, which is the successor by merger to Miami Computer Supply Corporation, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

          (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

          (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

          (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement.

     PRELIMINARY STATEMENTS:

          The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, Amendment No. 3 thereto, dated as of August 13, 1999, Amendment No. 4 thereto, dated as of August 31, 1999, Amendment No. 5 thereto, dated as of December 20, 1999, Amendment No. 6 thereto, dated as of January 10, 2000, Amendment No.7 thereto, dated as of February 4, 2000, Amendment No. 8 thereto, dated as of April 30, 2000, Amendment No. 9 thereto, dated as of May 31, 2000, Amendment No. 10 thereto, dated as of September 27, 2000, Amendment No. 11 thereto, dated as of December 8, 2000, Amendment No. 12 thereto, dated as of March 30, 2001, and Amendment No. 13 thereto, dated as of June 29, 2001 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

          The Borrower has requested that the Credit Agreement be further amended and that the Administrative Agent and the Lenders consent to certain other matters, all as more fully described herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   AMENDMENTS.

     1.1  CONSOLIDATED CAPITAL EXPENDITURES. Effective as of July 1, 2001,
Section 9.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

          9.9. CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures at any time (a) in excess of $10,500,000 during the fiscal year of Borrower ended December 31, 1999, (b) in excess of $11,500,000 during the fiscal year of Borrower ended December 31, 2000, (iii) in excess of $7,500,000 during the fiscal quarters of Borrower ended March 31, 2001 and June 30, 2001, (iv) in excess of $11,000,000 during the fiscal year of Borrower ended December 31, 2001, or (v) in excess of $8,000,000 during each subsequent fiscal year of Borrower thereafter. In the event that the Consolidated Capital Expenditures for any fiscal period of Borrower shall be less than the preceding respective amounts, the excess amount for any fiscal period may not be carried over to any subsequent period.

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     1.2 INFORMATION AS TO SUBSIDIARIES. The Credit Agreement is hereby amended to delete ANNEX II therefrom and to insert in place thereof a new ANNEX II in the form of the attached Annex II.

     2.   CONSENTS.

     2.1 CONSENTS. The parties hereto acknowledge that (i) the Borrower owned 58.5% of the issued and outstanding capital stock of Zengine, Inc. ("ZENGINE"),
(ii) the Borrower acquired the remaining outstanding capital stock of Zengine (the "ZENGINE ACQUISITION") through a tender offer (the "ZENGINE TENDER OFFER") which was completed on November 16, 2001, (iii) the Zengine Tender Offer resulted in the Borrower owning more than 90% of the outstanding capital stock of Zengine, and (iv) the Borrower merged Zengine with and into the Borrower (the "ZENGINE MERGER") on November 19, 2001 with the Borrower being the survivor. The Required Lenders hereby consent to the Zengine Acquisition on the terms set forth in the purchase agreement relating to the Zengine Acquisition, provided that the sole consideration paid by the Borrower to effect the Zengine Acquisition shall have been previously authorized and unissued shares of common stock of the Borrower.

     3.   REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

     3.1 AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.2 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

     3.3 NO EVENT OF DEFAULT, ETC. After giving effect to this Amendment, no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     3.4 COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     3.5 RECENT FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the unaudited condensed consolidated balance sheet of the Borrower and its consolidated subsidiaries as of September 30, 2001, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal period then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the date indicated and the consolidated results of their operations and cash flows for the period indicated, subject to normal audit adjustments, none of which will involve a Material Adverse Effect.

     3.6 NO CLAIMS, ETC. The Borrower does not have any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

     4.   EFFECTIVENESS.

     This Amendment shall become effective on the date first written above (the "AMENDMENT EFFECTIVE DATE"), subject to the satisfaction of the following conditions on or before such date:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

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          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (c) the Administrative Agent shall have been notified by all of the Required Lenders (and to the extent required by the Credit Agreement, all of the Lenders affected thereby) that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

          (d) the Borrower shall have delivered to the Administrative Agent lien searches of a recent date on Zengine in its state of incorporation and in each other applicable jurisdiction demonstrating that the assets of Zengine are free and clear of all liens and encumbrances;

          (e) the Borrower shall have delivered to the Administrative Agent a certificate of its Secretary or an Assistant Secretary, dated as of the date of this Amendment, certifying the due adoption by its Board of Directors of resolutions approving this Amendment, and certifying that such resolutions remain in full force and effect, and such certificate and resolution shall be satisfactory in form and substance to the Administrative Agent; and

          (f) the Borrower shall have delivered a certificate of the Borrower's chief executive officer or chief financial officer certifying to the Administrative Agent and the Lenders that as of the Amendment Effective Date (i) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (ii) after giving effect to this Amendment, no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (iii) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

Subject to satisfaction of the foregoing conditions, the Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

     5.   RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     6.   MISCELLANEOUS.

     6.1 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

     6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     6.3 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     6.4 EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in

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connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     6.5 SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     6.6 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflicts of laws provisions.

     6.7 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.8 ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     6.9 WAIVER OF CLAIMS. The Borrower, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     6.10 COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]

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     6.11 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MCSi, INC.,                                 PNC BANK, NATIONAL ASSOCIATION,
 A MARYLAND CORPORATION WHICH IS THE          INDIVIDUALLY AS A LENDER, A LETTER
 SUCCESSOR BY MERGER TO MIAMI COMPUTER        OF CREDIT ISSUER, THE SWING LINE
 SUPPLY CORPORATION, AN OHIO CORPORATION      LENDER AND AS ADMINISTRATIVE AGENT

                                            BY:
                                               ---------------------------------
BY:                                              VICE PRESIDENT
   -------------------------------
      TITLE:

NATIONAL CITY BANK,                         FIRSTAR BANK, N.A.
  INDIVIDUALLY AS A LENDER AND
  AS DOCUMENTATION AGENT

                                            BY:
                                               ---------------------------------
BY:                                              TITLE:
   -------------------------------
      TITLE:

KEY CORPORATE CAPITAL INC.                  THE HUNTINGTON NATIONAL BANK

BY:                                         BY:
   -------------------------------
      TITLE:                                     TITLE:

BANK ONE, INDIANA, N. A.                    THE PROVIDENT BANK

BY:                                         BY:
   -------------------------------             ---------------------------------
      TITLE:                                     TITLE:

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 14 to Amended and Restated Credit Agreement (the "AMENDMENT"). The undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the undersigned pursuant to the Amended and Restated Subsidiary Guaranty executed by the undersigned shall remain in full force and effect and be unaffected hereby.

     Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

Diversified Data Products, Inc.                              Consolidated Media Systems, Inc.
Computer Showcase, Inc.                                      Technical Industries, Inc.
Midwest Visual Equipment Co., Inc.                           C&G Marketing, Inc.
MCSi-Florida, Inc. (f/k/a Central Audio Visual, Inc.)        Fairview-AFX, Inc.
                                                             Video Images, Inc.

By:                                                          By:
   -------------------------------------                        -----------------------------
   Michael E. Peppel, an officer                                  Ira Stanley, an officer

                                    ANNEX II

                         INFORMATION AS TO SUBSIDIARIES

                            (as of December 1, 2001)

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                                                                                            PERCENTAGE OF OUTSTANDING STOCK OR OTHER
                                                                                          EQUITY INTERESTS OWNED (INDICATING WHETHER
                                                                         JURISDICTION         OWNED BY THE BORROWER OR A SPECIFIED
                                                       TYPE OF               WHERE                        SUBSIDIARY)
              NAME OF SUBSIDIARY                     ORGANIZATION          ORGANIZED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3692116 Canada Inc.                                  Corporation            Canada                   100%, by the Borrower
------------------------------------------------------------------------------------------------------------------------------------
A.V. Associates, Inc.                                Corporation          Connecticut                100%, by the Borrower
------------------------------------------------------------------------------------------------------------------------------------
C&G Marketing, Inc.                                  Corporation            Alabama                  100%, by the Borrower
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                                                                        British Virgin
CEM (Overseas) Limited                                 Company              Islands                       100%, by DDP
------------------------------------------------------------------------------------------------------------------------------------
Computer Showcase, Inc.                              Corporation            Georgia                  100%, by the Borrower
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Consolidated Media Systems, Inc.                     Corporation           Tennessee                 100%, by the Borrower
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Digital Networks Corporation                         Corporation           Maryland                  100%, by the Borrower
f/k/a Augora Hills Corporation
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Diversified Data Products, Inc. ("DDP")              Corporation           Michigan                  100%, by the Borrower
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Diversified Data Products (UK) Limited
                                                       Company               U.K.                         99%, by DDP
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Fairview-AFX, Inc.                                   Corporation           Oklahoma                  100%, by the Borrower
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MCSi-California, Inc.                                Corporation           Maryland                  100%, by the Borrower
f/k/a West Lake Acquisition Corporation
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MCSi Canada Inc.                                     Corporation            Ontario                  100%, by the Borrower
f/k/a Axidata (1998) (Inc.)
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MCSi-Florida, Inc.                                   Corporation            Florida                  100%, by the Borrower
f/k/a Central Audio Visual, Inc.
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MCSi Purchasing L.L.C.                            Limited liability        Maryland                  100%, by the Borrower
                                                       company
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MCSi-Texas, Inc.                                     Corporation             Texas                   100%, by the Borrower
f/k/a/ MCSi-IG-PV, Inc.
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Midwest Visual Equipment Co., Inc.                   Corporation           Illinois                  100%, by the Borrower
------------------------------------------------------------------------------------------------------------------------------------
Technical Industries, Inc.                           Corporation            Georgia                  100%, by the Borrower
------------------------------------------------------------------------------------------------------------------------------------
Video Images, Inc.                                   Corporation           Wisconsin                 100%, by the Borrower
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